UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05128

THE SWISS HELVETIA FUND, INC.

1270 Avenue of the Americas, Suite 400

New York, New York 10020

1-888-SWISS-00

Alexandre de Takacsy, President

Hottinger et Cie

3 Place des Bergues

C.P. 395

CH-1201 Geneva

Switzerland

Date of fiscal year end: December 31

Date of reporting period: January 1, 2009 – December 31, 2009

Item 1.	Reports to Stockholders.

THE SWISS HELVETIA FUND, INC.

Directors and Officers

Samuel B. Witt III, Esq.
Chairman (Non-executive)

Jean-Marc Boillat

Director

Richard Brealey

Director

Claude Frey

Director

Claus Helbig[2]

Director

R. Clark Hooper[1]

Director

Paul Hottinguer

Director

Michael Kraynak, Jr.[2]

Director

Didier Pineau-Valencienne[2,3]

Director

Stephen K. West, Esq.[2,4]

Director

Eric R. Gabus

Director Emeritus

Baron Hottinger

Director Emeritus

Alexandre de Takacsy

President

Director

Rudolf Millisits

Chief Executive Officer

Chief Financial Officer

Philippe R. Comby,

CFA, FRM

Vice President

Edward J. Veilleux

Vice President

Secretary

Glen Fougere

Assistant Treasurer

Patrick J. Keniston

Chief Compliance Officer

[1] Audit Committee Chair [2] Audit Committee Member	[3] Governance/Nominating Committee Chair [4] Pricing Committee Chair

Investment Advisor

Hottinger Capital Corp.

1270 Avenue of the Americas, Suite 400

New York, New York 10020

(212) 332-7930

Administrator

Citi Fund Services Ohio, Inc.

Custodian

Citibank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Legal Counsel

Stroock & Stroock & Lavan LLP

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

The Investment Advisor

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Hottinger Capital Corp., which belongs to the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe’s oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in Appenzell, the Bahamas, Basel, Brig, Geneva, London, Lugano, Luxembourg, New York, Paris, Sion, Toronto, Vienna, Zug and Zurich.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas, Suite 400

New York, New York 10020

1-888-SWISS-00 (1-888-794-7700)

(212) 332-2760

For inquiries and reports:

1-888-SWISS-00 (1-888-794-7700)

Fax: (212) 332-7931

email: swz@swz.com

Website Address

www.swz.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday Edition of The New York Times.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders

Global Macro Economic Review

A year ago, the financial system froze as the inherent complexity of the various debt instruments issued in connection with credit intermediation resulted in considerable fears about counterparty and solvency risk, as collateral values plummeted. As a result, credit availability became scarce and the worldwide volume in goods and services, which, at one point declined by more than 50% on an annualized basis, was severely affected. Responding to calls for a strong action, national monetary authorities made massive cuts in interest rates. Governments sought to reintroduce trust into the domestic and international financial systems by guaranteeing a wide range of corporate debt, mortgage backed securities and inter-bank transactions.

Despite the long term structural issues facing the global economy, the cyclical forces engineered by significant and ongoing government intervention were able to overwhelm them. The rally from the equity markets’ lows in March 2009 has been impressive, with the Morgan Stanley Capital International World Index increasing by over 70% in U.S. dollar terms, finishing the year with a total return of 35%. The credit markets also experienced a massive turnaround. It now appears that the distressed prices of debt instruments were due to the lack of liquidity in trading as much as the risk of default. In 2009, low quality assets actually outperformed high quality assets (for example, investment grade bonds returned 20% compared to the 56% return for high yield bonds).

Despite the unconventional measures taken by central banks to boost liquidity, inflation expectations in the developed world have not risen. The money created through government action in 2009 has, for the most part, stayed trapped in the banking system. In China, on the other hand, broad money supplies swelled rapidly. It is widely expected that monetary policy in China will be tightened early in 2010.

Macro Economic Developments in Europe and Switzerland

While leading economic indicators suggest that the worst of the recession in the euro area may be over, a recent European Central Bank (“ECB”) statement noted that “some of the factors supporting the recovery at present are of a temporary nature.” At first glance, economic growth should improve in the near-term as industrial production increases and German export orders continue to strengthen. Nonetheless, the banking system remains impaired as banks slow down broad monetary growth by continuing to hoard cash. With the weak supply of new credit keeping inflation at bay in Europe, the ECB will hardly be in a position to raise rates in the first half of 2010. The headline Consumer Price Index, at less than 1%, is well below the ECB’s target rate of 2%.

In Switzerland, the Swiss National Bank (“SNB”) changed its stance on the Swiss franc, announcing that it would stop buying Swiss franc-denominated Swiss corporate bonds, reducing the currency interventions it

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

put in place to avoid an appreciation of the Swiss franc against the euro. The SNB has said it will act to counter any “decisive” appreciation of the Swiss franc against the euro. This can be interpreted as a preliminary step towards monetary tightening.

The SNB did not, however, alter its inflation forecast despite continuous improvement in leading and lagging economic indicators. In its latest policy assessment, the SNB kept its expectations for inflation of -0.5% in 2009 and +0.5% in 2010. Economists expect positive growth in gross domestic product (“GDP”) for 2009, following an increase of 0.3% in the previous quarter. Switzerland managed to outgrow the European Union (“EU”) on a consistent basis during the current crisis. The gap between the growth of Swiss GDP and European GDP continued to widen, largely due to the combination of the strong performance of Switzerland’s external sector and its resilient domestic economy with strong retail sales and sustained residential construction activity. Indications (including an expansion in housing permits) are that housing activity accelerated in the third quarter.

The International Monetary Fund (“IMF”) expects the ratio of Swiss gross debt to GDP to increase only by 10% by 2014. This compares favorably to the IMF’s expectation of an increase of 38% for the U.S. The Swiss fiscal policy should remain accommodating to companies. On the corporate development side, Swiss entities (with the exception of financial companies) have continued to invest heavily outside of Switzerland during this crisis, maintaining their international competitive positioning and creating the conditions for future business expansion outside of the smaller domestic market. The trend toward the internationalization of Swiss companies continues to increase. While Swiss foreign direct investment amounted to a mere 26% relative to nominal GDP in 1990, it swelled to 150% of nominal GDP by the end of 2008.

Swiss Market Review

The Swiss Performance Index (“SPI”) 2009 return of 25.6%, in US dollar terms, was below the 29.6% return of the Standard & Poor’s 500 Index and the 28.80% return of the EuroStoxx 50 Index. This underperformance was mainly due to the SPI’s lower cyclical and financial components. Healthcare, which represents more than 50% of the SPI, had a relatively lackluster performance.

Financials

Banks, after rallying strongly from their March lows into June, underperformed the broad market during the second half of the year. Banks, in fact, were the second worst performing sector of the Swiss market in the last quarter with a negative return of 12% compared to an appreciation of 3% for the SPI. Despite the fact that banks were trading at the low end of their five year historic valuation (in terms of price to book value or price to tangible book value), investors stayed away from the sector. This was caused by some lingering doubts about the sustain -

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

ability of their trading revenues and fears that proposed banking regulations would control the returns that banks could make on their capital, which would have a negative impact on their valuations.

On December 17th, the Basel Committee on Banking Supervision, an organization sponsored by the Bank for International Settlements, published two papers. One focused on strengthening the banking sector and the other on an “international framework” for measuring liquidity risk. The proposed modifications would require banks to hold more liquid assets on their balance sheets, to have less reliance on short-term wholesale financing, and to implement a more conservative method of calculating core Tier 1 capital and risk weighted assets. These changes would have a negative impact on bank capital ratios and, in some cases, would result in a shortfall in equity capital. Implementation of the proposed measures is expected for the end of 2012. The biggest proposed change in the calculation of qualified common Tier 1 capital is to exclude hybrid debt. Any other non-equity instrument could be included only if it was heavily subordinated. Minority capital and deferred tax assets would also be excluded from the common equity component of Tier 1. With regard to balance sheets and leverage ratios, regulations proposed by this updated international framework on capital adequacy would require more equity capital for counterparty credit risk on derivatives, and are expected to introduce a leverage ratio that includes off balance sheet items.

For example, a rough calculation of the effect of these proposed modifications on Credit Suisse indicates that the bank’s risk weighted assets would increase by approximately 15% and its Tier 1 capital would be reduced by approximately 3%. A similar calculation for UBS indicates that its risk weighted assets would increase by approximately 20% and its core capital would be decreased by approximately 5%.

Swiss banks were affected throughout 2009 by the change in the banking secrecy laws. Investors however, have been discounting an erosion of the Swiss private banking business model. Current valuations show that the wealth management businesses of UBS and Credit Suisse are trading at half the multiples of the last bull market cycle.

The Swiss government recently reaffirmed the tradition of “protecting privacy”, a tradition that gives the government a less prominent role than the governments of most other countries. Switzerland also reaffirmed that it has no interest in attracting untaxed money from abroad and that it is ready to assist other countries in the implementation of their tax legislation under certain conditions. Among these conditions are that the Swiss be granted access to on-shore markets, that there be no automatic data exchange and that foreign countries provide either some form of amnesty or, at a minimum, a proper process to legalize undeclared assets.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Healthcare

During the fourth quarter of 2009, the pharmaceutical sector performed better than the global equity market. Novartis continued to benefit from its momentum, and matched the performance of its European peers (GlaxoSmithKline and Sanofi-Aventis). Novartis outperformed the SPI by over 5% for the same period. Despite progress on its product portfolio and the exceptional sales growth of Tamiflu for the pandemic A (H1N1) supply, Roche performed almost in line with the SPI for the quarter. Looking back to 2009, the 16.4% gain in the pharmaceutical sector as represented by the MSCI Healthcare Index, was modest compared to 27% gain in the global markets overall, as represented by the MSCI World Index. The gain in the broader markets was largely due to the recovery of cyclical, financial and technology stocks.

In December, U.S. healthcare reform seemed to have progressed in the direction of a final resolution as both the House and the Senate passed their respective bills. Although the two versions of the bills had significant differences, it was the first step towards the adoption of a final compromise. Early in January 2010 however, the election of a Republican Senator from Massachusetts postponed the prospects for any compromise, if not any healthcare reform at all. The news was well received by the market. The reform, if adopted, was perceived as damaging for the industry. Independent of the outcome however, the drug industry will have to prepare to accommodate more regulations and pricing controls in the coming years. Companies with a high degree of innovation and those focusing on unmet medical needs will maintain their positions in the premium price and high margin segment such as the specialty-care segment.

Novartis R&D day in November gave the company an opportunity to provide an update on its portfolio developments. A number of late stage compounds in the specialty-care segment are progressing well and are expected to become major profit drivers. Important news flow in the coming months, including the potential approval of blockbuster drugs (including, for example, FTY720 for multiple sclerosis and Afinitor for pancreatic neuroendocrine tumors), will create catalysts to support appreciation in the company’s share price.

Following the close of the last quarter of 2009, Novartis exercised its call option to buy an additional 52% stake in Alcon from Nestlé for a purchase price of $28 billion (an average price of $180 per share). This announcement had been anticipated by the market, which had expected the April 2008 agreement with Nestlé to be completed, providing Novartis with a 77% majority stake in Alcon. The minority shareholders have contested Novartis’ offer to purchase their interest. While the minority shareholders could initiate legal proceedings to settle their disagreement with Novartis’ opinion of Alcon’s fair value, it would be in the best interest of both parties to reach an early compromise.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

With regard to Roche, the market is questioning the incremental development of its portfolio, despite positive news flow in the fourth quarter of 2009 and expectations for the approval of new drugs. Avastin and Herceptin have enjoyed unique first mover positions in oncology, but the competition from Merck in colorectal cancer (Erbitux) and from GlaxoSmithKline in breast cancer (Tykerb) is increasing. The potential of Avastin in new indications and the non-oncology pipeline could, however, surprise investors on the upside. Roche should continue to be perceived as a defensive investment with investors enjoying an attractive dividend payout.

In the Biotech sector, Basilea’s share price decreased sharply in December when the company was requested by the U.S. Food and Drug Administration to complete two additional clinical trials on Ceftobiprole for the treatment of bacterial skin infections. The Fund sold its entire position in Basilea before the news came out. The Fund’s position in Addex lost substantial value when Addex discontinued the development of its most advanced drug candidate for the prevention of migraine and chronic reflux condition, after elevated liver function tests had been observed.

While Actelion kept up with the Swiss market until mid-October, it underperformed for the whole year after disappointing further clinical evaluation of Almorexant for sleep disorders.

Technology

The Swiss technology sector outperformed the market for the whole year,

despite a more modest return for the last quarter. The Fund’s main exposure to the sector was its holding in Temenos, a banking software company, which nearly doubled in value for the year.

Industrials, Construction and Chemicals

The economically sensitive sectors had some of the best returns for the last quarter and for all of 2009, despite a very tough start to the year and the severe contraction of global GDP. While monetary policies helped the cyclical sectors a great deal, the resilience of operating margins in the face of a strong decline in sales volume was striking. Pricing discipline has been relatively strong, raw material costs have receded and cost cutting has been rapidly implemented in the current cycle. Over the years, companies in construction, industrial goods and services and the chemical industry have reported margins that were almost consistently ahead of investor expectations. In addition the international nature of these sectors of the Swiss economy benefited from the strength of emerging market economies.

On the corporate news front, in October, Adecco, a world leader in human resource solutions, announced that it intended to acquire U.S. company, MPS Group, for an enterprise value of $1.1 billion in order to strengthen its professional staffing business. The purchase price was a 27% premium to the volume weighted average share price of MPS stock during the thirty trading days prior to the announcement. It is interesting to see that, despite the current gloomy

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

economic outlook, corporations with long term strategic planning are taking advantage of their strong balance sheets and their good market positions to continue to develop externally. Adecco was able to finance the acquisition, in part, with the issuance of a mandatory convertible bond, using, to its benefit, strong investor appetite for corporate debt. With this acquisition, Adecco significantly improved its business mix and increased its higher margin professional staffing activity to 25% of sales.

Consumer Goods

The Swiss consumer goods sector encompasses, for the most part, international retail and luxury goods that are heavily dependent on the emerging markets. Currently, more than 35% (and growing) of the sales of Swatch and Richemont are in the emerging markets. Dufry, which is primarily active in duty-free retail, has nearly 50% of its sales in the developing world, including a large portion in Brazil. Reported margins for these companies included massive surprises on the upside compared to the last cycle. In Richemont’s case, Management was surprised by the speed of the recovery of the demand from emerging markets and the strength of the margins despite a complete collapse of sales volume (admittedly, compounded by an inventory effect) at the end of 2008. The Fund’s relative performance suffered from its lack of exposure in this sector during the first part of the year. The personal goods and services sector was up 12% in the last quarter compared to 3% for the overall market and was the best performing industry group in the SPI for all of 2009 with an impressive return of 71%.

Utilities

The utilities sector, which represented 7.5% of the Fund’s total assets at the beginning of the year, was the worst performer among all industry groups of the SPI. This sector lost 13.11% of its value in 2009.

The sector is, by far, the most illiquid in Switzerland, despite the relatively large size of the companies represented. This is due to a low free float, as utilities are still majority-owned by Swiss municipalities and states. It was, therefore, very difficult to reduce the Fund’s exposure to the sector at opportune times in attractive amounts. Fundamentals have been deteriorating with increasing regulatory risk, lower wholesale prices for electricity and a low dividend yield. The small earnings pay-out to shareholders is, according to companies’ management, a result of an increased need for significant capital expenditures. This has reduced the attractiveness of the sector as well.

Real Estate

As mentioned in previous reports, Switzerland has not suffered from a real estate crisis. Price appreciation has been moderate throughout the last five years. In the last downturn, while demand for residential and commercial real estate remained strong, supply was constrained by the lack of available land and a lengthy approval process for

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

large commercial constructions. This imbalance served to support real estate prices.

Industry consolidation continued to take place, with listed companies acquiring other companies or assets. Mobimo almost doubled the size of its property portfolio by merging with LO Holding. In October, Swiss Prime Site secured its acquisition of Jelmoli real estate and became the largest listed company in the sector in Switzerland.

Food

In the first half of 2009, investors became concerned that Nestle’s policy of keeping prices mostly unchanged would lead to weak volume growth and loss of market share. The release of better than expected results in the third quarter of 2009 proved the market wrong and subsequently led to strong absolute and relative performance for the shares. The prospect of a significant share buy-back and of a dividend increase funded with the imminent receipt of a large amount of cash from the Alcon sale to Novartis further supported the increase in the share price.

As noted above, Nestle has announced the expected sale of its remaining interest in Alcon to Novartis for a total of approximately $28 billion in cash. The next day Nestle announced its intention to acquire Kraft Food’s frozen pizza business in the U.S. and Canada for $3.7 billion in cash.

Private Equity

As of December 31, the Fund’s private equity investments included interests in two limited partnerships, Zurmont Madison and Aravis Biotech II, for a total commitment of 3.8% of the Fund’s total assets. In October, Zurmont completed its fourth investment by taking a 55% position in Bauwerk Parket AG, a leader in double-layer parquet flooring. Direct equity investments in private companies included stakes in Synosia Therapeutics AG, Kuros Biosurgery AG and NovImmune SA.

Fund Performance Review

The Fund underperformed the market in 2009 by a significant margin. This can be attributed, in substantial part, to Management implementing and maintaining a significant defensive posture through the purchase of put options as well as maintaining a significant cash position. This was the result of Management’s attempt to protect the Fund’s assets in the face of the exceptional circumstances in which the financial markets found themselves with a drastic reduction in economic activity and near paralysis in financial transactions. The ensuing risk of global economic collapse led Management to emphasize capital preservation.

This strategy, however, became a substantial drag on performance when the market began to rebound rapidly in March and the lag continued in the second half of the year as the market maintained its upward march. Since the March market bottom, the Fund has registered less than half of the advance of the SPI, the Fund’s benchmark index.

The depth of the market decline was unprecedented since the 1930’s and was only

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

matched by the quickness of the recovery in the prices of financial assets, creating in less than a month one of the fastest and largest rallies in the history of financial markets.

However, Management did not time precisely the beginning of the market turnaround and given the Fund’s significant defensive posture, was not able to increase materially the Fund’s market exposure before the market had already seen significant appreciation. The Fund’s use of options, including those used to equitize its cash, at a time of declining market volatility, compounded by other technical factors relating to the options market, further contributed to the Fund’s underperformance.

Management’s sector selection including an emphasis on the banking, large cap industrial, biotech and utility sectors, and an underweighting of the food, consumer discretionary and small cap industrial sectors, also contributed to the Fund’s underperformance.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Peer Group/Indices Performance Comparison in Swiss Francs[1]
	Total return as of year ended December 31													Cumulative Performance 12/31/96- 12/31/09
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Swiss Helvetia Fund	-5.05%	-28.19%	-2.67%	20.56%	33.20%	7.75%	22.54%	-20.40%	-22.91%	14.06%	14.70%	15.57%	53.99%	101.04%

Swiss Performance Index (SPI)	23.18%	-34.05%	-0.05%	20.67%	35.61%	6.89%	22.06%	-25.95%	-22.03%	11.91%	11.69%	15.36%	55.19%	123.97%

Swiss Market Index (SMI)	18.27%	-34.77%	-3.43%	15.85%	33.21%	3.74%	18.51%	-27.84%	-21.11%	7.47%	5.71%	14.28%	58.93%	66.03%

iShares Switzlerland[2]	18.55%	-31.59%	-0.97%	20.02%	32.45%	6.34%	19.14%	-26.23%	-23.12%	7.75%	12.22%	11.74%	47.79%	83.18%

CS EF Swiss Blue Chips[3,7]	19.98%	-35.72%	-1.66%	18.78%	32.27%	2.75%	18.13%	-28.75%	-22.12%	10.97%	7.57%	14.21%	59.90%	74.95%

UBS (CH) Equity Fund[4,7]	22.44%	-33.76%	-2.55%	18.98%	33.50%	5.00%	18.14%	-26.02%	-22.04%	7.42%	6.43%	12.75%	55.94%	80.54%

Pictet (CH) — Swiss Equities[5,7]	27.00%	-36.50%	1.94%	19.37%	37.06%	7.05%	20.10%	-27.93%	-22.35%	7.34%	9.38%	11.05%	55.65%	96.39%

Saraswiss (Bank Sarasin)[6,7]	18.62%	-34.87%	-2.86%	18.69%	33.05%	2.93%	19.64%	-28.51%	-24.45%	9.72%	7.10%	14.41%	53.57%	62.75%

Sources : Bloomberg, management companies’ websites and Citi Fund Services, LLC.

1 Performance of funds is based on changes in each fund’s NAV over a specified period. In each case total return is calculated assuming reinvestment of all distributions. Funds listed, other than iShares MSCI Switzerland, are not registered with the Securities and Exchange Commission. Performance and descriptive information about the funds are derived from their published investor reports and websites, which are subject to change.

2 Shares of iShares MSCI Switzerland are traded on the New York Stock Exchange and seeks to provide investment results that correspond to the performance of the Swiss market, as measured by the MSCI Switzerland index. These stocks represent Switzerland’s largest and most established public companies, accounting for approximately 85% of the market capitalization of all Switzerland’s publicly traded stocks. Performance of shares of iShares MSCI Switzerland is calculated based upon the closing prices of the period indicated using the Swiss franc/U.S. dollar exchange rate as of noon each such date, as reported by Bloomberg. Such exchange rates were as follows: 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 = 1.67, 12/31/02 = 1.39, 12/31/03 = 1.24, 12/31/04 = 1.14 12/31/05=1.32, 12/31/06=1.22, 12/31/07=1.13, 12/31/08=1.06, 12/31/09=1.03

3 This fund gives investors access to the Swiss equity market. It has a broadly-diversified portfolio geared to the long-term value growth, with a preference to large cap stocks. Stock selection is based on criteria such as company valuation, business climate, market positioning and management quality.

4 This fund invests primarily in major Swiss companies. Quality criteria used for determining relative weightings of companies include: strategic orientation, strength of market position, quality of management, soundness of earnings, growth potential and potential for improving shareholder value. The investment objective seeks to provide results that are aligned with the SPI performance.

5 This fund invests in shares of companies listed in Switzerland and included in the SPI, mainly in blue chip stocks.

6 This fund invests in shares of Swiss companies. It weights individual sectors relative to the SPI on the basis of their expected relative performance.

It focuses on liquid blue-chip stocks.

7 These funds are not available for U.S. residents or citizens.

Past performance is no guarantee of future results.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (concluded)

Outlook

In Management’s view, the key elements to watch for in the upcoming year include the perception of sovereign credit risk (especially if economic activity stays anemic and dampens tax income); China’s first steps to sweep up liquidity and increase rates; and developed nations governments’ progressive removal of support to the credit markets. In comparison to their activities in 2009, governments in 2010 will be providing less stimulus to economies and markets. The drivers of economic activity should be an increase in private consumption in emerging markets and the start of a new capital expenditure cycle in the developed world. Nonetheless, the Swiss stock market’s valuation — being at the low end of the range over the last ten years — reflects to a large degree the challenges ahead.

The Swiss market is also more immune than others to the effect of a potentially disappointing global GDP growth in the second part of 2010. More than 55% of its capitalization is in defensive sectors like healthcare and food. Also as mentioned earlier in this report, the Swiss economy is outperforming its European peers: domestic consumption and construction activity have been strong and the export sector is so far not showing signs of slow down. This should be supportive for Swiss earnings growth.

Management of the Fund will be looking to gain exposure to companies with increasing market share, pricing power, increasing free cash flow and the ability to grow through acquisitions. In the context of increased interest rates and the potential for an increase in inflation, Management believes that the best defense will be exposure to companies with accelerating earnings or increasing dividends.

Sincerely,

Alexandre de Takacsy

President

Rudolf Millisits

Chief Executive Officer and Chief Financial Officer

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited)

The following tables set forth certain information about each person currently serving as a Director of the Fund, including his or her beneficial ownership of Common Stock of the Fund. All information presented in the tables is as of December 31, 2009. Information is presented separately with respect to Directors who have been determined to be non-interested Directors and Directors who are interested Directors under the Investment Company Act of 1940, as amended.

Class I Non-Interested Directors (Terms Will Expire in 2010)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Director	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Claude W. Frey Clos 108 2012 Auvernier Switzerland Age: 66	Director (1995); Member of the Governance/ Nominating Committee (2002) and the Pricing Committee (2009)	President of the Swiss Parliament from 1994 to 1995; President of the Swiss Police Academy (Neuchâtel) from 1996 to 2003; Member of the Swiss Parliament from 1979 to 2003; Parliamentary Assembly of the Council of Europe (Strasbourg) from 1996 to 2004; Executive Board of the “North-South Centre” (Lisbon) since 1999; President of the National Committee for Foreign Affairs from 2001 to 2003; Vice President of the National Committee for Foreign Affairs from 1999 to 2001; Chairman of the Board: Bérun Frais SA (Marin) since 2002; Federation of Swiss Food Industries (Berne) from 1991 to 2001; Association of Swiss Chocolate Manufacturers (Berne) from 1991 to 2000; Vice Chairman of the Board: Federation of Swiss Employers’ Association (Zurich) from 1997 to 2001	Chairman of the Board: Infra Tunnel SA (Marin); Beton Frais SA (Marin); Member of the Board: SCCM SA (Crans-Montana); Dexia Banque Privee (Suisse), Zurich since 2009; Dexia Public Finance (Suisse) Geneva since 2006; Racemark Industries SA (Suisse) Couvet since 2006; Chairman of the Executive Board of the “North-South Centre” (Lisbon); Chairman of the Federal Committee for Employee Pension Plans (Berne); Chairman of the Advisory Board of International Swiss State Broadcast since 2009;
President of the Steering
Committee of InterNutrition
			(Zurich) from 2000 to 2008	5,086 $50,001-$100,000
Jean-Marc Boillat Les Gadras 47120 Villeneuve de Duras France Age: 68	Director (2005); Member of the Governance/ Nominating Committee (2005) and the Pricing Committee (2009)	Former CEO, Tornos-Bechler S.A., Moutier; Former Ambassador of Switzerland in various countries, including Lebanon, Cyprus, Angola, Mozambique and Argentina	None	4,600 $50,001-$100,000
R. Clark Hooper 1156 St. Andrews Road Bryn Mawr, PA 19010 Age: 63	Director (2007); Member (2007) and Chairperson (2009) of the Audit Committee; Member of the Governance/ Nominating Committee (2007) and the Pricing Committee (2008)	President of Dumbarton Group LLC (regulatory consulting) from 2003 to 2007; Various positions, including Executive Vice President of Regulatory Policy and Oversight (2002-2003) and Strategic Programs (1992-2002) of the National Association of Securities Dealers, Inc. (currently, Financial Industry Regulatory Authority, Inc. )
		from 1972 to 2003	Director of certain funds in the American Funds fund complex (44 funds) since 2003; Director of JP Morgan Value Opportunities Fund since 2005; Chairman and Member of the Executive Committee and Board of Trustees of Hollins University (VA); and Trustee of Children’s Hospital of Philadelphia (PA)	1,130 $10,001-$50,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited) (continued)

Class II Non-Interested Directors (Terms Will Expire in 2011)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Director	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Didier Pineau-Valencienne c/o SAGARD Private Equity Partners, 24/32 Rue Jean Goujon 75008 Paris France Age: 78	Director (1999); Member (2002) and Chairman (2007) of the Governance/ Nominating Committee; Member of the Audit Committee (1999) and the Pricing Committee (2008)	Honorary Chairman of Schneider Electric SA (industrial conglomerate) since 1999; Chairman of the Board and Chief Executive Officer of Schneider Electric SA from 1981 to 1999; Chairman of AFEP from 1999 to 2001; Vice Chairman of Credit Suisse First Boston (Europe) Limited (investment banking) from 1999 to 2002; Senior Adviser of Credit Suisse First Boston (Europe) Limited from 2002 to 2008; Partner of SAGARD Private Equity Partners (France)	Director: Fleury Michon (France); AFEP (France); Wendel Investissements (formerly, Compagnie Générale d’Industrie et de Participations (CGIP)) from 1996 to 2005; Member of the Board of Pernod Ricard from 2003 to 2009; Member of the Supervisory Board of AXA-UAP (France) (insurance) from 1998 to 2001; Member of Advisory Board of Booz Allen & Hamilton (USA) from 1997 to 2002; Member of LAGARDÈRE (France) (holding company)	3,070 $10,000-$50,000
Samuel B. Witt, III, Esq. 1802 Bayberry Court Suite 401 Richmond, Virginia 23226 Age: 74	Director (1987) and Chairman of the Board of Directors (2006); Chairman of the Audit Committee (1993 to 2006); Member of the Governance/ Nominating Committee (2002) and the Pricing Committee (2008)	Senior Vice President and General Counsel: Stateside Associates, Inc. from 1993 to 2004; Senior Consultant to Stateside Associates, Inc. from June 1 to December 31, 2004; Samuel B. Witt, III, Attorney-at-Law, since August 1993	Trustee of The Williamsburg Investment Trust (11 funds)	4,867 $50,001-$100,000
Claus Helbig Mauerkircherstrasse 10, D-81679 Munich, Germany Age: 68	Director (2008); Member of the Governance/ Nominating Committee (2008), the Audit Committee (2009) and the Pricing Committee (2009)	Member of the Supervisory Board of: Audi AG (Ingolstadt) from 1998 to 2008, Bankhaus August Lenz & Co. AG (Munich) (Chairman) since 2002, GLL Real Estate Partners GmbH (Munich) (Chairman) since 2001 and HCM Capital Management AG (Munich) (Vice-Chairman) since 2004; Member of the European Advisory Board of Booz Allen Hamilton since 2003; and Member of the Global Advisory Board of Millennium Associates, Zug/CH since 2007; Director of Leo Capital Growth SPC (Cayman Islands) since 2007	None	1,000 $10,001-$50,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited) (continued)

Class II Non-Interested Directors (Terms Will Expire in 2011)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Director	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Richard Brealey Haydens Cottage The Pound Cookham Berks SL69 QE England Age: 74	Director (2009); Member of the Governance/ Nominating Committee (2009) and the Pricing Committee (2009)	Emeritus Professor London Business School; (LBS); Full-time faculty member LBS from 1968 to 1998; Special Advisor to the Governor of the Bank of England 1998-2001.	Director of HSBC Investor Funds 2004-2008	13,018 $100,001-$200,000

Class III Non-Interested Directors (Terms Will Expire in 2012)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Director	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Michael Kraynak, Jr. 401 Mountain Avenue Ridgewood, New Jersey 07450 Age: 79	Director (2005); Member of the Audit Committee (2006), the Governance/ Nominating Committee (2005) and the Pricing Committee (2008)	Partner of Brown Brothers Harriman & Co.; Member, BBH Trust Company Investment Committee	Director of American Australian Association; Chairman, Finance Committee; Member, Executive Committee; President of the Robert Brunner Foundation (private foundation); Trustee of the Ridgecrest Senior Citizens Housing Corp.; Former Member of the Ridgewood (NJ) Financial Advisory Council; Former Director: Yale Alumni Association of Bergen County	10,000 $100,001-$200,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited) (continued)

Class III Non-Interested Directors (Terms Will Expire in 2012)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Director	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Stephen K. West, Esq. Sullivan & Cromwell LLP 125 Broad Street New York, New York 10004 Age: 81	Director (1995); Chairman of the Pricing Committee (2008); Member of the Audit Committee (1996 to 2004 and since 2006) and the Governance/ Nominating Committee (2002)	Senior Counsel of Sullivan & Cromwell LLP (law firm) since 1997, including counsel to the Fund’s Non-Interested Directors; Partner of Sullivan & Cromwell LLP from 1964 to 1996	Director: Pioneer Funds (registered investment companies) (60 portfolios); INVESCO (formerly AMVESCAP) (investment manager) from 1999 to 2005; First ING Insurance Company of New York from 1983 to 2001; Winthrop Focus Funds (registered investment companies) from 1988 to 1997; ING America Holdings, Inc. (insurance and broker-dealer holding company) from 1988 to 1998; Dresdner RCM Global Strategic Income Fund, Inc. (registered investment company) from 1997 to 2002	19,771 over $200,000

Class I Interested Director (Term Will Expire in 2010)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Director	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Alexandre de Takacsy[2,3] Financière Hottinguer 43, rue Taitbout 75009 Paris France Age: 80	Director (1987 to 1994; 1998 to present); President (2009)	Vice Chairman of the Board, Director, Chief Executive Officer, President, Secretary and Member of the Investment Committee of HCC; Senior Advisor to the Hottinger Group and President of Hottinger U.S., Inc. (“HUS”) until December 2004; Retired Senior Executive, Royal Bank of Canada	None	1,057 $10,001-$50,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited) (concluded)

Class III Interested Director (Term Will Expire in 2012)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Director	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Paul Hottinguer[2,3] Hungerstrasse H2 8832 Wilen b. Wollerau Switzerland Age: 67	Director (1989); Chairman of the Board of Directors (1989 to 2006); Chief Executive Officer (1989 to 2002)	Vice Chairman of the Board, Director and Member of Investment Committee of HCC; AXA International Obligations (finance) since 1996; Managing Director: Intercom (holding company) since 1984; Administrator: Investissement Provence SA (holding company) since 1996; Permanent Representative: Credit Suisse Hottinguer to Provence International (publicly held French mutual fund), Credit Suisse Hottinguer to CS Oblig Euro Souverain (mutual fund); Censor -- Provence Europe (mutual fund); Credit Suisse Hottinguer to PPC; Credit Suisse Hottinguer to Croissance Britannia (investment fund); Credit Suisse Hottinguer to Harwanne Allemagne; Director of HUS until December 2004; General Partner: Hottinger et Cie (Zurich) until December 2007; President: Gaspee (real estate) from 1992 to 2006; Financière Hottinguer (holding company) from 1990 to 2002; Financière Provence Participations (venture capital firm) from 1990 to 2002; Finaxa (finance) from 1982 to 2004; Financière Hottinguer to CS Institutions Monetaire (mutual fund) from 1990 to 2002; Financière Hottinguer to CS Court Terme (mutual fund) from 1990 to 2002	None	11,433 $100,001-$200,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Executive Officers (Unaudited)

The following table sets forth certain information about each person currently serving as an Executive Officer of the Fund, including his beneficial ownership of Common Stock of the Fund. All information presented in the table is as of December 31, 2009.

Executive Officers[4]
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Rudolf Millisits[3] HCC 1270 Avenue of the Americas Suite 400 New York, New York 10020 Age: 52	Chief Executive Officer (2009); Senior Vice President (2000); Treasurer and Chief Financial Officer (2002); and Vice President (1995 to 2000)	Director of HCC since December 2000; Chief Operating Officer of HCC since December 1998; Executive Vice President, Portfolio Manager, Member of Investment Committee and Chief Compliance Officer of HCC since September 1994; Assistant Secretary of HCC since August 1995; Chairman, Chief Executive Officer and Director of HUS since December 2004; Executive Vice President of HUS from 1994 to 2004; Assistant Secretary of HUS from 1995 to 2004; President and Chief Financial Officer of Hottinger Brothers LLC since 2004; Director of Hottinger Investment Managers S.A. since April 2008; Director of Hottinger Asset Management AG (Zurich) since February 2008	N/A	12,740 $100,001- $200,000
Philippe R. Comby, CFA, FRM[3] HCC 1270 Avenue of the Americas Suite 400 New York, New York 10020 Age: 43	Vice President (2000)	Director of HCC since September 2005; Senior Vice President of HCC since 2002; First Vice President of HCC from 1998 to 2002; Treasurer of HCC since 1997; Member of Investment Committee of HCC since 1996; Chief Investment Officer and Senior Vice President of Hottinger Brothers LLC since 2004; Director, President and Secretary of HUS since December 2004; Vice President of HUS until December 2004; Director of Hottinger Investment Managers S.A. since April 2008	N/A	3,778 $50,001-$100,000
Edward J. Veilleux 5 Brook Farm Ct. Hunt Valley, Maryland 21030 Age: 66	Vice President (1987); Secretary (2002); and Treasurer (1987 to 2002)	President of EJV Financial Services LLC (investment company consulting) since May 2002; Senior Vice President of Old Mutual Advisor Funds (formerly known as the PBHG Funds) since January 2005; Director of Deutsche Asset Management from 1999 to 2002; Principal of BT Alex Brown Incorporated from 1989 to 1999; Executive Vice President of Investment Company Capital Corp. from 1987 to 2002	N/A	3,461 $10,001-$50,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Executive Officers (Unaudited) (concluded)

Executive Officers[4]
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Patrick J. Keniston Foreside Compliance Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101 Age: 46	Chief Compliance Officer (2008)	Director, Foreside Compliance Services since October 2008; Vice President, Citi Fund Services Ohio, Inc. (March 2005 to October 2008); Attorney, Citigroup Global Transaction Services (October 2001 to March 2005)	N/A	None
[1]

All Directors and executive officers as a group (16 persons) owned 300,422 shares which constitutes approximately 1.0% of the outstanding Common Stock of the Fund. Share numbers in this Annual Report have been rounded to the nearest whole share.

[2]	Indicates “Interested Person,” as defined in the 1940 Act. Alexandre de Takacsy and Paul Hottinguer are Interested Persons because of their current positions with HCC.
[3]

HCC owns 205,411 shares of the Fund. Messrs. Hottinguer, de Takacsy, Millisits and Comby, constituting a majority of the directors of HCC, may be deemed to have voting and investment power over such shares.

[4]	Each executive officer serves on a year-to-year basis for an indefinite term, until his successor is elected and qualified.

THE SWISS HELVETIA FUND, INC.

Review of Operations (Unaudited)

Trading activity for the year ended December 31, 2009 involved changes in the following positions:

New Investments

ABB, Ltd.

Adecco SA

Adecco Investment Bond 6.50%, 11/26/12

Credit Suisse Group

Credit Suisse Group — Call Warrant Expiring 03/19/10

Dufry Group

Holcim, Ltd.

Julius Baer Holding AG — Call Warrant Expiring 06/18/10

Kuehne + Nagel International AG

Kuros Biosurgery AG

Mobimo Holding AG

Novartis AG — Call Warrant Expiring 03/19/10

NovImmune SA — Common Shares

NovImmune SA — Series B Preferred Shares

OC Oerlikon Corp. AG

PSP Swiss Property AG

Sika AG

SGS SA

SLI Swiss Leader Index — Call Warrant Expiring 03/19/10

SMIM — Put Warrant Expiring 02/19/10

Swatch Group AG

Swiss Prime Site AG

Swiss Re — Call Warrant Expiring 03/19/10

Swiss Re — Written Call Option Expiring 03/19/10

Syngenta AG

Temenos Group AG

UBS AG — Call Warrant Expiring 03/19/10

UBS AG — Call Warrant Expiring 06/18/10

Additions to Existing Investments

Actelion, Ltd.

Aravis Biotech II — Limited Partnership

Galenica AG

Synosia Therapeutics Holding AG

Zurmont Madison Private Equity, Limited Partnership

Securities Disposed of

Acino Holding AG

Bachem Holding AG

Basilea Pharmaceutica AG

BKW FMB Energie AG

Centralschweizerische Kraftwerke AG

Credit Suisse Group — Put Warrant Expiring 03/20/09

Givaudan — Put Warrant Expiring 01/16/09

Holcim — Put Warrant Expiring 03/20/09

Julius Baer Holding AG

Lonza Group AG

Roche Holding AG — Put Warrant Expiring 03/20/09

Santhera Pharmaceuticals

SLI Swiss Leader Index — Call Warrant Expiring 03/20/09

SMIM — Put Warrant Expiring 06/19/09

Swiss Life Holding AG

Swiss Life Holding AG — Put Warrant Expiring 03/20/09

Swiss Market Index — Call Warrant Expiring 03/20/09

Swiss Re — Put Warrant Expiring 03/20/09

Syngenta AG — Put Warrant Expiring 02/20/09

Syngenta AG — Put Warrant Expiring 03/20/09

Reductions in Existing Investments

Alpiq Holding, Ltd. (formerly Atel Holding, Ltd.)

Nestle SA

Novartis AG

Raetia Energie AG

Roche Holding AG

Swiss Re

UBS AG

Zurich Financial Services AG

THE SWISS HELVETIA FUND, INC.

Schedule of Investments	December 31, 2009

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — 92.11%

Banks — 4.32%

187,000	Credit Suisse Group Registered Shares	$9,261,814	2.14%
	A global diversified financial service company with significant activity in private banking, investment banking, asset management and insurance service. (Cost $6,402,483)

610,000	UBS AG1 Registered Shares	9,470,858	2.18%
	A global diversified financial service company with significant activity in private banking, investment banking, and asset management. (Cost $6,276,208)

		18,732,672	4.32%

Biotechnology — 6.37%

329,555	Actelion, Ltd.[1,2] Registered Shares	17,597,519	4.06%
	Biotechnology company that develops and markets synthetic small-molecule drugs against diseases related to the endothelium. (Cost $15,716,591)

488,370	Addex Pharmaceuticals, Ltd.[1,3] Registered Shares	6,519,474	1.50%
Bio-pharmaceutical company that discovers and develops allosteric modulators for human health. Allosteric modulators are a different kind of orally available small molecule therapeutic agent.
	(Cost $21,438,553)

No. of Shares	Security	Fair Value	Percent of Net Assets

Biotechnology — (continued)

3,029	NovImmune SA,[1,4,6] Common Shares	$1,551,052	0.36%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $1,551,109)

133,200	Synosia Therapeutics Holding AG1,4,6	1,934,702	0.45%
	Develops and intends to commercialize innovative, first or best-in-class products for unmet medical needs in neurology and psychiatry. (Cost $1,740,546)

		27,602,747	6.37%

Chemicals — 3.45%

53,300	Syngenta AG2 Registered Shares	14,988,450	3.45%
	Produces herbicides, insecticides and fungicides, and seeds for field crops, vegetables, and flowers. (Cost $12,499,213)

		14,988,450	3.45%

Commercial Services — 2.42%

8,027	SGS SA2 Registered Shares	10,490,425	2.42%
	Provides industrial inspection, analysis, testing, and verification services worldwide. (Cost $10,351,350)

		10,490,425	2.42%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (continued)	December 31, 2009

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Construction & Materials — 6.71%

1,141	Belimo Holding AG Registered Shares	$1,269,311	0.29%
	World market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $222,726)

249,200	Holcim, Ltd.[1,2] Registered Shares	19,405,659	4.47%
	Produces building materials. (Cost $13,624,315)

5,400	Sika AG Bearer Shares	8,436,276	1.95%
	Leading producer of construction chemicals. (Cost $7,451,425)

		29,111,246	6.71%

Food & Beverages — 19.63%

135	Lindt & Sprungli AG Registered Shares	3,317,703	0.76%
	Major manufacturer of premium Swiss chocolates. (Cost $471,624)

1,686,000	Nestle SA2 Registered Shares	81,873,954	18.87%
	Largest food and beverage processing company in the world. (Cost $26,892,712)

		85,191,657	19.63%

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — 4.49%

290,000	ABB, Ltd. Registered Shares	$5,593,809	1.29%
	The holding company for ABB Group, which is one of the largest electrical engineering firms in the world. (Cost $4,303,036)

157,000	Adecco SA Registered Shares	8,664,426	1.99%
	Supplies personnel and temporary help, and offers permanent placement services for professionals and specialists in a range of occupations. (Cost $7,141,325)

6,440	Inficon Holding AG Registered Shares	731,995	0.17%
	Manufactures and markets vacuum instruments used to monitor and control production processes. Manufactures on-site chemical detection and monitoring system. (Cost $581,616)

25,744	Kuehne + Nagel International AG Registered Shares	2,502,802	0.58%
	Transports freight worldwide. (Cost $1,509,446)

64,929	OC Oerlikon Corp. AG1 Registered Shares	1,989,795	0.46%
	Manufactures coating machinery, semiconductor assembly equipment, and satellite components. (Cost $5,203,547)

		19,482,827	4.49%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (continued)	December 31, 2009

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Insurance — 1.96%

40,000	Swiss Re Registered Shares	$1,931,221	0.45%
	Offers reinsurance and insurance linked financial market products (Cost $1,384,786)

30,000	Zurich Financial Services AG Registered Shares	6,573,156	1.51%
	Offers property, accident, health, automobile, liability, financial risk and life insurance and retirement products. (Cost $6,656,259)

		8,504,377	1.96%

Medical Technology — 0.61%

168,000	Kuros Biosurgery AG1,4,6	2,632,745	0.61%
	A biotechnology company dedicated to developing biomaterials and bioactive biomaterial combination products for indications in trauma, wound and spine. (Cost $2,516,639)

		2,632,745	0.61%

Personal & Household Goods — 2.74%

47,000	Swatch Group AG2	11,907,424	2.74%
	Bearer Shares Manufactures finished watches, movements and components. Produces components necessary to its eighteen watch brand companies. Also operates retail boutiques. (Cost $11,496,621)

		11,907,424	2.74%

No. of Shares	Security	Fair Value	Percent of Net Assets

Pharmaceuticals — 23.91%

874,700	Novartis AG2 Registered Shares	$47,807,062	11.02%
	One of the leading manufacturers of branded and generic pharmaceutical products. Manufactures nutrition products. (Cost $17,467,141)

329,000	Roche Holding AG2	55,949,891	12.89%
	Non-voting equity securities Worldwide pharmaceutical company. (Cost $5,420,085)

		103,756,953	23.91%

Real Estate & Infrastructure — 3.43%

31,000	Mobimo Holding AG1 Registered Shares	5,280,871	1.22%
	Builds and renovates residential real estate and invests in commercial real estate. (Cost $4,747,595)

135,000	PSP Swiss Property AG Registered Shares	7,639,661	1.76%
	Owns and manages real estate. The company owns a portfolio of office buildings in the financial and historic sections of the five largest swiss cities. (Cost $7,878,569)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (continued)	December 31, 2009

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Real Estate & Infrastructure — (continued)

35,000	Swiss Prime Site AG Registered Shares	$1,963,724	0.45%
	Owns business and mixed-use business/residential buildings in commercial centers in switzerland. (Cost $2,028,007)

		14,884,256	3.43%

Retailers — 3.37%

82,307	Dufry Group[1] Registered Shares	5,581,350	1.29%
	Operates duty-free shops in countries such as Tunisia, Italy, Mexico, France, Russia, the United Arab Emirates, Singapore, the Caribbean and the United States. (Cost $4,815,113)

24,907	Galenica AG Registered Shares	9,035,188	2.08%
	Manufactures and distributes prescription and over-the-counter drugs, toiletries and hygiene products. (Cost $4,795,375)

		14,616,538	3.37%

Technology — 4.66%

778,000	Temenos Group AG1,2 Registered Shares	20,207,304	4.66%
	Provides integrated software for the banking sector. (Cost $12,498,403)

		20,207,304	4.66%

No. of Shares	Security	Fair Value	Percent of Net Assets

Utility Suppliers — 4.04%

23,180	Alpiq Holding, Ltd.[2]	$9,636,377	2.22%
	Generates, transmits and distributes electricity throughout Europe. (Cost $11,668,971)

1,500	Electrizitaets-Gesellschaft Laufenburg AG Bearer Shares	1,336,397	0.31%
	Operates nuclear and hydroelectric generating plants and sells excess power throughout Europe. (Cost $1,970,882)

3,000	Raetia Energie AG Participation Certificate	1,041,838	0.24%
	Generates and distributes electric power from its own hydroelectric stations, as well as from outside nuclear power suppliers of electric power. (Cost $1,221,324)

3,110	Romande Energie Holding SA Registered Shares	5,520,532	1.27%
	Distributes electricity in the Canton of Vaud, provides repair and other electrical services to its customers. (Cost $7,533,642)

		17,535,144	4.04%

	Total Common Stocks (Cost $247,477,237)	399,644,765	92.11%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (continued)	December 31, 2009

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Preferred Stocks — 0.47%

3,162	NovImmune SA, Series B Preferred Shares[1,4,6] (Cost $2,062,306)	$2,063,168	0.47%

	Total Preferred Stocks (Cost $2,062,306)	2,063,168	0.47%

Convertible Corporate Bond — 1.61%

6,500,000	Adecco Investment, 6.50%, 11/26/12 (Cost $6,387,196)	6,988,876	1.61%

	Total Corporate Bond (Cost $6,387,196)	6,988,876	1.61%

Private Equity Investments — 1.70%

	Aravis Biotech Il - Limited Partnership[1,4,6] (Cost $1,573,473)	1,599,459	0.37%

	Zurmont Madison Private Equity, Limited Partnership[4,6] (Cost $7,876,791)	5,796,501	1.33%

	Total Private Equity Investments (Cost $9,450,264)	7,395,960	1.70%

Purchased Options — 0.80%

Call Warrants — 0.80%

9,400	Credit Suisse Group Expires 03/19/10 at 60.00 CHF	700,169	0.16%

2,375	Julius Baer Holding AG Expires 06/18/10 at 60.00 CHF	145,889	0.03%

No. of Shares/ Units	Security	Fair Value	Percent of Net Assets

Call Warrants — (continued)

3,850	Novartis AG Expires 03/19/10 at 54.00 CHF	$1,068,875	0.25%

2,040	SLI Expires 03/19/10 at 930.00 CHF	327,584	0.08%

30,000	Swiss Re Expires 03/19/10 at 50.00 CHF[5]	922,854	0.21%

8,600,000	UBS AG Expires 03/19/10 at 20.00 CHF	163,889	0.04%

10,500,000	UBS AG Expires 03/19/10 at 25.00 CHF	4,063	—%

3,000	UBS AG Expires 06/18/10 at 20.00 CHF	118,984	0.03%

	Total Call Warrants (Cost $13,800,660)	3,452,307	0.80%

Put Warrant — 0.0%

7,000,000	SMIM Expires 02/19/10 at 950.00 CHF (Cost $1,508,621)	6,094	—%

	Total Purchased Options (Cost $15,309,281)	3,458,401	0.80%

	Total Investments* (Cost $280,686,284)	419,551,170	96.69%

	Other Assets less Other Liabilities, net	14,374,424	3.31%

	Net Assets	$433,925,594	100.0%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (continued)	December 31, 2009

[1]	Non-income producing security.
[2]	One of the ten largest portfolio holdings.
[3]	Affiliated Company. An affiliated company includes a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities.

Transactions during the year with companies which were affiliates are as follows:

Name of Issuer	Shares Held as of Beginning of Year	Gross Additions	Gross Reductions	Income	Shares Held as of End of Year	Value as of End of Year
Addex
Pharmaceuticals Ltd.	488,370	$—	$—	$—	488,370	$6,519,474

[4]

Security valued by the Board’s Pricing Committee. Restricted security not registered under the Securities Act of 1933, as amended, other than Rule 144A securities. At the end of the period, the value of these securities amounted to $15,577,627, or 3.59% of the Fund’s net assets. Additional information on the restricted securities is as follows:

Security	Acquisition Date	Acquisition Cost
Aravis Biotech II, LP	July 31, 2007-November 17, 2009	$1,573,473
Kuros Biosurgery Holding AG	August 10, 2009-August 28, 2009	2,516,639
NovImmune SA — Common Shares	October 7, 2009-December 11, 2009	1,551,109
NovImmune SA — Preferred Shares	October 7, 2009-December 11, 2009	2,062,306
Synosia Therapeutics Holdings AG	October 17, 2008-February 23, 2009	1,740,546
Zurmont Madison Private Equity, LP	September 13, 2007-December 22, 2009	7,876,791

		$17,320,864

[5]	Security held in connection with open written call option.
[6]	Illiquid. There is no public market for these securities.
*	Cost for Federal income tax purposes is $283,290,032 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$176,612,541
Gross Unrealized Depreciation	(41,047,897)

Net Unrealized Appreciation (Depreciation)	$135,564,644

The description of each investment shown on the Schedule of Investments was obtained from Bloomberg as of December 31, 2009. These Descriptions have not been audited.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (concluded)	December 31, 2009

Schedule of Written Options

No. of Contracts	Company	Fair Value	Percent of Net Assets

Written Options — (0.16)%

(30,000)	Swiss Re Expires 03/19/10 at $52.00 CHF	$(696,493)	(0.16)%

	Total Written Options (Proceeds $(762,490))	(696,493)	(0.16)%

PORTFOLIO HOLDINGS % of Net Assets
Common Stocks
Pharmaceuticals	23.9%
Food & Beverages	19.6%
Construction & Materials	6.7%
Biotechnology	6.4%
Technology	4.7%
Industrial Goods & Services	4.5%
Banks	4.3%
Utility Suppliers	4.0%
Chemicals	3.5%
Real Estate & Infrastructure	3.4%
Retailers	3.4%
Personal & Household Goods	2.7%
Commercial Services	2.4%
Insurance	2.0%
Medical Technology	0.6%
Private Equity Investments	1.7%
Convertible Corporate Bond	1.6%
Purchased Options	0.8%
Preferred Stocks	0.5%
Other Assets and Liabilities	3.3%

100.0%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Assets and Liabilities	December 31, 2009

Assets:
Unaffiliated investments, at value (cost $259,247,731)		$413,031,696
Affiliated investments, at value (cost $21,438,553)		6,519,474

Total investments at value (cost $280,686,284)		419,551,170
Cash		1,320,086
Foreign currency (cost $7,586,881)*		7,549,715
Interest receivable		26,282
Tax reclaims receivable		1,791,714
Receivable for securities sold		5,290,192
Prepaid expenses		32,906

Total assets		435,562,065

Liabilities:
Capital shares payable		430,136
Call options written at value (Premiums received $762,490)		696,493
Advisory fees payable (Note 2)		291,216
Directors’ fees and expenses		3,055
Other fees payable		215,571

Total liabilities		1,636,471

Net assets		$433,925,594

Composition of Net Assets:
Paid-in capital		$311,299,290
Distributable earnings
Accumulated net investment income (loss)	(861,860)
Accumulated net realized loss from investment, foreign currency transactions and written options	(15,590,485)
Net unrealized appreciation on investments, foreign currency and written options	139,078,649

Total distributable earnings		122,626,304

Net assets		$433,925,594

Net Asset Value Per Share:
($433,925,594 ÷ 32,411,427 shares outstanding, $0.001 par value; 50 million shares authorized)		$13.39

*	Value in USD, consists of 7,531,268 Swiss Francs, 8,043 Euros, and 10,404 British Pounds.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Operations	For the Year Ended December 31, 2009

Investment income:
Dividends (less foreign tax withheld of $1,197,638)	$6,786,613
Interest	53,803

Total Income	6,840,416

Expenses:
Investment advisory fees (Note 2)	3,144,472
Directors’ fees & expenses	343,171
Professional fees	466,374
Administration fees	287,320
Custody fees	88,686
Printing and shareholder reports	125,066
Accounting fees	81,708
Transfer agent fees	22,787
Miscellaneous	397,227

Total expenses	4,956,811

Net investment income	1,883,605

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) from:
Investment transactions	(10,991,829)
Foreign currency transactions (Note 1)	7,068,023
Written options	1,612,491
Net change in unrealized appreciation/depreciation from:
Investments	(6,096,220)
Foreign currency translations	(9,082,766)
Written options	65,997

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(17,424,304)

Net Decrease in Net Assets from Operations	$(15,540,699)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Changes in Net Assets

For the Year Ended December 31, 2009	For the Year Ended December 31, 2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,883,605	$2,709,651
Net realized gain (loss) from:
Investment transactions	(10,991,829)	12,231,595
Foreign currency transactions	7,068,023	(4,414,289)
Written options	1,612,491	—
Net change in unrealized appreciation/depreciation from:
Investments	(6,096,220)	(168,337,191)
Foreign currencies	(9,082,766)	8,000,303
Written options	65,997	—

Net decrease in net assets from operations	(15,540,699)	(149,809,931)

Distributions to Stockholders from:
Net investment income and net realized gain from foreign currency transactions	(7,077,616)	(2,760,916)
Net realized capital gain	(11,882,602)	(7,936,908)

Total distributions to stockholders	(18,960,218)	(10,697,824)

Capital Share Transactions:
Value of shares issued in reinvestment of dividends and Distributions	—	19,177,589
Value of shares repurchased through stock buyback	(635,755)	(11,523,023)

Total increase (decrease) from capital share transactions	(635,755)	7,654,566

Total decrease in net assets	(35,136,672)	(152,853,189)
Net Assets:
Beginning of year	469,062,266	621,915,455

End of year (including accumulated net investment loss of $(861,860) and $(4,004,714), respectively)	$433,925,594	$469,062,266

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Financial Highlights

	For the Years Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance:
Net asset value at the beginning of year	$14.45	$19.34	$20.61	$17.47	$16.79

Income from Investment Operations:
Net Investment income[1]	0.06	0.08	0.02	0.02	0.05
Net realized and unrealized gain (loss) on investments[2]	(0.53)	(4.65)	1.98	5.14	2.24

Total from investment operations	(0.47)	(4.57)	2.00	5.16	2.29

Gain from capital share repurchases	— *	0.08	0.04	0.03	0.04
Capital charge resulting from the issuance of fund shares	—	(0.08)	(1.36)[3]	(0.07)	(0.04)

Less Distributions:
Dividends from net investment income and net realized gains from foreign currency transactions	(0.22)	(0.08)	—	(0.03)	(0.02)
Distributions from net realized capital gains	(0.37)	(0.24)	(1.95)	(1.95)	(1.59)

Total distributions	(0.59)	(0.32)	(1.95)	(1.98)	(1.61)

Net asset value at end of year	$13.39	$14.45	$19.34	$20.61	$17.47

Market value per share at end of year	$11.62	$12.43	$16.50	$19.10	$15.31

Total Investment Return[4]:
Based on market value per share	(1.20)%	(22.98)%	(3.39)%	37.64%	13.11%
Based on net asset value per share	(2.07)%	(23.62)%	4.95%[5]	30.16%	14.92%
Ratios to Average Net Assets:
Net Expenses	1.23%	1.10%	1.10%	1.17%	1.19%
Gross Expenses	1.23%	1.12%[6]	1.10%	1.17%	1.19%
Net investment income	0.47%	0.49%	0.12%	0.09%	0.27%
Supplemental Data:
Net Assets at end of year (000’s)	$433,926	$469,062	$621,915	$502,815	$419,814
Average net assets during year (000’s)	$404,535	$554,386	$599,573	$484,631	$415,074
Stockholders of record[7]	662	695	736	794	740
Portfolio turnover rate	123%	66%	26%	34%	37%

*	Amount less than $0.01 per share.
[1]	Calculated using the average shares method.
[2]	Includes net realized and unrealized currency gain (loss).
[3]	Issued in connection with rights offering.
[4]

Total investment return based on market value differs from total investment return based on net asset value due to changes in relationship between the Fund’s market price and its net asset value (“NAV”) per share.

[5]

Not including the rights offering dilution the NAV performance as of 12/31/07 was 12.14% in US Dollar terms. This calculation was determined by adjusting the beginning NAV in the total return calculation by the per share capital change resulting from the issuance of Fund shares.

[6]	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
[7]	Unaudited.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end investment management company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Valuation at Securities

The Fund values its investments at fair value.

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund’s net asset value. When valuing equity securities that are not listed or that are listed but have not traded, the Fund uses the mean between the bid and asked prices for that day.

When valuing fixed income securities, the Fund uses the last bid price prior to the calculation of the Fund’s net asset value. If a current bid price is not available, the Fund uses the mean between the latest quoted bid and asked prices. When valuing fixed income securities that mature within sixty days, the Fund uses amortized cost, which approximates fair value.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish fair valuation procedures. When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

As of December 31, 2009, the Fund’s investments in Aravis Biotech II LP, Kuros Biosurgery AG, NovImmune SA, Synosia Therapeutics Holding AG, and Zurmont Madison Private Equity, LP were deemed to be restricted securities and were priced at fair value as determined by the Board’s Pricing Committee pursuant to the Board’s valuation procedures.

Swiss Exchange-listed options or options that are not listed at the request of a counterparty are valued using implied volatilities as input into widely accepted models (e.g., Black-Scholes). Eurex-listed options are valued at their most recent sale price (latest bid for long options and the latest ask for short options), or if there are not such sales, at the average of the most recent bid and asked quotations, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options); however, if there are no such quotations, such contracts will be valued using the implied volatilities observed for similar options as an input to a model. Options traded in the over-the-counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical assets and liabilities

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Observable	Total
Investments in Securities
Common Stock*	$393,526,266	$—	$6,118,499	$399,644,765
Preferred Stock	—	—	2,063,168	2,063,168
Convertible Corporate Bond	—	6,988,876	—	6,988,876
Private Equity Investments	—	—	7,395,960	7,395,960
Purchased Options	3,284,355	174,046	—	3,458,401

Total Investments in Securities	$396,810,621	$7,162,922	$15,577,627	$419,551,170

Other Financial Instruments
Written Options	(696,493)	—	—	(696,493)

Total Other Financial Instruments	$(696,493)	$—	$—	$(696,493)

*	Please see the Schedule of Investments for Industry classifications.

The following is a reconciliation of Level 3 assets (at either the beginning or the ending of the year) for which significant unobservable inputs were used to determine fair value. The inputs and valuation techniques used in valuing the private equity funds include an analysis of the underlying investments. Valuations in direct investments of individual companies consider each company’s valuation and potential events that could have material impact on the operations of that company.

Private Equity and Other Illiquid Direct Investments
Balance as of 12/31/2008	$4,458,216
Change in Unrealized Appreciation /Depreciation*	(853,404)
Net Purchase /(Sales)	11,972,815

Balance as of 12/31/2009	$15,577,627

*	All realized and unrealized gain and loss is attributable to Level 3 securities held as of December 31, 2009. These amounts are reflected as a component of Realized and Unrealized Gain (Loss) on Investments and Foreign Currency on the Statement of Operations.

C. Securities Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

D. Distributions

The Fund pays dividends at least annually to the extent it has any net investment income and net realized gains from foreign currency transactions and makes distributions of any net realized capital gains to the extent they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

Distributions may be paid either in cash or in stock with an option to take cash. The Fund records dividends and distributions on its books on the ex-dividend date.

E. Federal Income Taxes

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. See Note 5 for Federal income tax treatment of foreign currency gain/losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund files U.S. federal, Delaware state and foreign tax returns. No income tax returns are currently under examination. The Fund’s U.S. federal tax returns remain open for examination for the years ended December 31, 2006 through December 31, 2009. The Fund’s Delaware state tax returns remain open for examination for the years ended December 31, 2005 through December 31, 2009. In addition, the Fund holds investments in Switzerland and other foreign tax jurisdictions that remain open subject to examination based on varying statutes of limitations.

F. When Issued and Delayed Delivery Transactions

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a capital gain or loss. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

G. Options

The Fund may write call and put options on instruments in which it may invest. Option contracts are utilized to manage the Fund’s exposure to changing security prices and to generate income. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call option, such option is “covered”, meaning that the Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. Written options that are not covered have unlimited risk of loss. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium as an investment that is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

Transactions in options written during the year ended December 31, 2009, were as follows:

	Number of Contracts	Premiums Received
Outstanding, December 31, 2008	—	$—
Written	468,000	3,408,765
Exercised	—	—
Expired	(5,000)	(331,057)
Closed	(433,000)	(2,315,218)

Outstanding, December 31, 2009	30,000	$762,490

Market Value of Liability, December 31, 2009		$696,493

The effect of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2009:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value
Equity Contracts	Investments, at value	$3,458,401	*	Call Options written at value	$696,493

*	The amount of contracts held at December 31, 2009 is indicative of the volume of activity of purchased options during the year.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009:

Derivatives not accounted for as hedging instruments	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Contracts	Net Realized gain (loss) from Written options/ Net change in unrealized appreciation/depreciation from Written options	$1,612,491	$65,997
	Net Realized gain (loss) from Investment transactions/ Net change in unrealized appreciation/depreciation from Investments	(35,738,059)	(8,681,888)

H. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities and equity-linked securities. In addition, the Fund makes its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s net asset value, however, is reported, and distributions from the Fund are made, in U.S. dollars resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The Fund determines the U.S. dollar value of foreign currency denominated assets, liabilities and transactions by using prevailing exchange rates. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as Unrealized Foreign Currency Gain/Loss. In valuing assets and liabilities, the Fund uses the prevailing exchange rate on the valuation date. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

Net realized and unrealized gains and losses on foreign currency translations shown on the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on equity investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

I. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 2—Fees and Transactions with Affiliates

Hottinger Capital Corp. (“HCC”), which is owned jointly by Hottinger U.S., Inc. and Hottinger & Cie (Zurich), is the Fund’s advisor (the “Advisor”). The Fund pays the Advisor an annual fee based on its month-end net assets which is calculated and paid monthly at the following annual rates: 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, 0.50% of next $200 million, and 0.45% of such assets in excess of $800 million. The Fund paid the Advisor $3,144,472 in investment advisory fees for the year ended December 31, 2009. The Fund paid Hottinger & Cie (Zurich) $71,222 in brokerage commissions for the year ended December 31, 2009.

The Fund and the Advisor have agreed to share equally certain common expenses subject to review by the Audit Committee (the “Committee”) of the Board. During the year ended December 31, 2009, the $14,028 of expenses incurred in connection with publicizing the Fund were shared equally as follows: $7,014 to the Fund and $7,014 to the Advisor.

Certain officers and directors of the Fund are also officers or directors of HCC, Hottinger U.S., Inc. and Hottinger & Cie (Zurich). These persons are not paid by the Fund for serving in these capacities.

Note 3—Other Fees

Citi Fund Services Ohio, Inc. (“Citi”) provides certain administration and portfolio accounting services to the Fund.

American Stock Transfer & Trust Company is the Fund’s transfer agent. The Fund pays the transfer agent an annual fee, which is accrued daily and paid monthly.

Citibank, N.A. serves as the Fund’s custodian (the “Custodian”), and the Fund pays the custodian an annual fee.

The Fund pays each Director who is not an interested person (as such term is defined in the Act) of the Fund or its Advisor approximately $32,809 per annum in compensation, except for the Chairman of the Board to whom the Fund pays an annual fee of approximately $44,809 and for the Chairs of the Audit Committee and the Governance/Nominating Committee to each of whom the Fund pays an annual fee of approximately $37,809. In addition, the Fund pays each disinterested Director $1,300 for each Board meeting attended, and pays each disinterested Director who is a member of a Committee a fee of $750 for each Committee meeting attended. Committee meeting fees are paid for only those meetings held separately from other meetings. The Board or a Committee may establish ad hoc committees or sub-committees. Any Committee or sub-committee member may be compensated by the Fund for incremental work outside of

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

the regular meeting process based on the value added to the Fund. In addition, the Fund reimburses Directors who are not employees of or affiliated with the Advisor for out-of-pocket expenses incurred in conjunction with attendance at meetings.

Directors’ fees and expenses payable of $3,055 shown on the Statements of Assets and Liabilities represents total dollars owed to Directors that have been accrued and not paid. Directors’ fees and expenses of $343,171 shown on the Statement of Operations represent the portion of Directors’ fees and expenses accrued during the period January 1, 2009 through December 31, 2009. These fees are calculated by projecting Directors’ fees contractually owed and adding estimates of reimbursable expenses based on historical activity.

Note 4—Capital Share Transactions

The Fund is authorized to issue up to 50 million shares of capital stock. HCC owned 205,411 of the 32,411,427 shares outstanding on December 31, 2009. Transactions in capital shares were as follows:

	For the Year Ended December 31, 2009		For the Year Ended December 31, 2008
	Shares	Amount	Shares	Amount
Dividends Reinvested	—	$—	1,198,150	$19,177,589
Repurchased	(54,700)	(635,755)	(888,630)	(11,523,023)

Net Increase/(Decrease)	(54,700)	(635,755)	309,520	$7,654,566

Note 5—Federal Income Tax and Investment Transactions

At December 31, 2009, accumulated net investment income and accumulated net realized gain from investments and foreign currency transactions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatment of foreign currency transactions.

The following reclassification was primarily a result of currency reclassifications and has no impact on the net assets of the Fund.

Accumulated Net Investment Income	$8,336,865
Accumulated Net Realized Gain	(12,878,131)
Paid-In Capital	4,541,266

The tax character of distributions paid during 2009 and 2008 was as follows (see page 41 for details):

	2009	2008
Ordinary Income	$7,078,281	$6,727,610
Long-Term Capital Gains	11,881,937	3,970,214

	$18,960,218	$10,697,824

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $1,123,591 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2010.

At December 31, 2009, the Fund had available for tax purposes, capital loss carryover of $12,154,834 expiring December 31, 2017.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

At December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$192,318
Accumulated Capital and Other Losses	(13,278,425)
Unrealized Appreciation	135,712,411

Total	$122,626,304

Gains from foreign currency transactions are to be treated as ordinary income for Federal income tax purposes.

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2009 were $454,959,567 and $443,175,437, respectively.

The following information summarizes all distributions declared by the Fund during the year ended December 31, 2009:

Distribution	Record Date	Payable Date	Amount
Ordinary Income	6/19/2009	7/9/2009	$0.00700
Long-Term Capital Gains	6/19/2009	7/9/2009	$0.36600
Ordinary Income	12/11/2009	12/29/2009	$0.21100

Total Distributions			$0.58400

Note 6—Stock Repurchase Programs

Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange (“NYSE”) in 1999 and has continued purchases in each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund’s net asset value per share without creating a meaningful adverse effect upon the Fund’s expense ratio. On December 4, 2008, the Fund announced its stock repurchase program for 2009, pursuant to which the Board authorized the Fund to make open market purchases of its common stock of up to 500,000 shares during 2009. The Fund did not repurchase any shares of its common stock under this program. However, on December 23, 2009, the Fund announced a new stock repurchase program effective for the duration of 2009 and 2010. Under the new program, the Fund is authorized to make open-market repurchases of its common stock of up to $30 million. The Fund expects to repurchase its common stock when the discount to net asset value of the trading price of its common stock on the NYSE is greater than 5%, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer and the ability of the Advisor to raise cash to repurchase shares of the Fund’s common stock in a tax-efficient manner. During the period from December 24, 2009 through December 31, 2009, the Fund repurchased and retired 54,700 shares at an average price of $11.62 per share (including brokerage commissions) and a weighted average discount of 13.32%. These repurchases, which had a total cost of $635,755 (including brokerage commissions), resulted in an increase of $97,732 to the Fund’s net asset value. This gain is the result of the difference between the Fund’s net asset value and the price of the repurchases.

Note 7—Private Equity Partnerships

In September 2009, FASB issued Accounting Standards Update 2009-12 (“ASU 2009-12”) to ASC 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (or its Equivalent)”, which became effective for interim and annual periods ending after December 15, 2009. ASU 2009-12 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the net asset value per share of the investment as a practical expedient. In using the net asset value per share as a practical expedient, certain attributes of the investment, that may negatively impact the fair value of the investment, are not considered in measuring fair value. Attributes include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date, any unfunded commitments, and the investment strategies of the

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (concluded)

investees. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the practical expedient as calculated on the reporting entity’s measurement date as the fair value of the investment. A listing of the investments held by the Fund and their attributes as of December 31, 2009 that qualify for these valuations are shown in the table below.

As of December 31, 2009, the Fund invested in private equity funds (Limited Partnerships). The Fund’s investments are summarized in the Schedule of Investments. The Fund’s capital commitments and the amount disbursed to private equity funds are shown in the table below:

Private Equity Funds—International (a)	Original Capital Commitment*	Unfunded Commitments	Fair Value as of December 31, 2009
Zurmont Madison Private Equity LP	$13,542,926	$5,534,204	$5,796,501
Aravis Biotech II LP	3,143,894	1,451,618	1,599,459

*	The original capital commitment represents 14,000,000 and 3,250,000 Swiss francs for Zurmont Madison Private Equity LP and Aravis Biotech II LP, respectively. The exchange rate as of December 31, 2009 was used for conversion and equals 1.03375.

(a)	This category includes two private equity funds that invest primarily in ventures, biotechnology and in management buyout of industrial and consumer goods companies. There is no redemption right for the interests in these two funds. Instead, the nature of the investments in this category is that distributions are received through the realization of the underlying assets of a fund. If these investments were held, it is estimated that the underlying assets of each fund would be realized over 4 to 6 years.

Note 8—New Accounting Pronouncement

In January 2010, the FASB issued Accounting Standards Update No. 2010-06 (“ASU 2010-06”) Improving Disclosures about Fair Value Measurements, which, among other things, amends ASC 820 to require entities to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e. to present such items as gross basis rather than on a net basis), and which clarifies existing disclosure requirements provided by ASC 820 regarding the level of disaggregation and the inputs and valuation techniques used to measure fair value for measurements that fall within either Level 2 or Level 3 of the fair value hierarchy. ASU 2010-06 is effective for interim and annual periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements (which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years). The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

Note 9—Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements on March 1, 2010, the date of this report.

Pursuant to the Fund’s stock repurchase program for 2010, announced on December 23, 2009, the Fund has continued to repurchase shares of its common stock. During the period from January 1, 2010 through February 17, 2010, the Fund repurchased and retired 522,600 shares at an average price of $11.28 per share (including brokerage commissions) and a weighted average discount of 14.51%. These repurchases, which had a total cost of $5,897,039 (including brokerage commissions), resulted in an increase of $1,000,864 to the Fund’s net asset value. This gain is the result of the difference between the Fund’s net asset value and the price of the repurchases.

THE SWISS HELVETIA FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Swiss Helvetia Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Swiss Helvetia Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the pur -

pose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, underlying funds, and private companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Swiss Helvetia Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania

March 1, 2010

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited)

This report is sent to the stockholders of The Swiss Helvetia Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling 1-888-SWISS-00 and on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling 1-888-SWISS-00 and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http:// www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Code of Ethics

The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to provisions of the Investment Company Act of 1940 (the “Codes”). The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in managing the Fund’s portfolio, who help execute the portfolio manager’s decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

The fundamental principle of the Codes is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are therefore required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in a manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

Portfolio managers and other individuals with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund affects a trade in the same or a similar security. They are also prohibited from engaging in short term trading of Swiss equity or equity linked securities.

Additionally, the Fund’s portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity linked securities and other covered individuals must obtain prior clearance before doing so.

Any individual who violates the provisions of the Codes is required to reverse the transaction and to turn over any resulting profits to the Fund. The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

Distributions

The Fund designates 85.11% of its ordinary income dividend distributions for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

THE SWISS HELVETIA FUND, INC.

Tax Information for the Year Ended December 31, 2009

The Fund’s distributions to stockholders of long- term capital gains included $11,881,937 in connection with the distribution paid July 9, 2009 to stockholders of record on June 19, 2009.

The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. For Federal income tax purposes, distributions from short-term capital gains are classified as ordinary income.

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited)

The Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

•

Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.

•

You will receive shares valued at the lower of the Fund’s net asset value or the Fund’s market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.

•	Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
•	You may terminate participation in the Plan at any time.

The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?

If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?

The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund’s market price and its net asset value per share on the record date of the distribution or dividend, as described below:

•

If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.

•	If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund’s market price increases to a level above the net asset value, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited) (concluded)

Will the entire amount of my distribution or dividend be reinvested?

The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?

You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?

No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?

AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?

There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST’s open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?

Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?

Contact your broker, or contact AST as follows:

By mail:

American Stock Transfer & Trust

Company

PO Box 922

Wall Street Station

New York, NY 10269-0560

Through the Internet:

www.amstock.com

Through AST’s automated voice response system:

1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

A Swiss Investments Fund

THE SWISS HELVETIA FUND, INC.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas

Suite 400

New York, New York 10020

1-888-SWISS-00

(212) 332-2760

www.swz.com

THE SWISS

HELVETIA

FUND, INC.

www.swz.com

Annual Report

For the

Year Ended

December 31, 2009

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer and senior financial officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors (the “Board”) has determined that Claus Helbig, Didier Pineau-Valencienne and Stephen K. West, Esq., each a member of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Messrs. Helbig, Pineau-Valencienne and West each are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $39,000 in 2008 and $43,000 in 2009.

(b) There were no audit-related fees billed to the Registrant in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively the “investment adviser”) which were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(c) The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning (“Tax Services”) were $5,000 in 2008 and $5,500 in 2009. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) There were no other fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item.

(e) (1) The Registrant’s Audit Committee pre-approves the principal accountant’s engagements for audit and non-audit services to the Registrant, and certain non-audit services to the investment adviser that are required to be pre-approved on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) The aggregate non-audit services billed by the principal accountant for services rendered to the Registrant in the reporting periods were $5,000 in 2008 and $5,500 in 2009. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) The Registrant’s Audit Committee considers whether the provision of any non-audit services rendered to the investment adviser not pre-approved (not requiring pre-approval) by the Audit Committee is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. It is composed of the following Directors, each of who is not an “interested person” as defined in the Investment Company Act of 1940:

Claus Helbig

R. Clark Hooper

Michael Kraynak, Jr.

Didier Pineau-Valencienne

Stephen K. West, Esq.

Item 6.	Investments.

(a) Not applicable.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated voting of proxies in respect of portfolio holdings to its investment adviser, Hottinger Capital Corp. (the “Advisor”), to vote the Registrant’s proxies, upon the instruction of an executive officer of the Registrant, in accordance with Advisor’s proxy voting guidelines and procedures (the “Voting Guidelines”) that provide as follows:

•

The Advisor recommends voting proxies in respect of the Registrant’s securities in the Registrant’s best economic interests and without regard to the interests of the Advisor or any other client of the Advisor.

•

Unless the Advisor’s Proxy Voting Committee (the “Committee”) otherwise determines (and documents the basis for its decision) or as otherwise provided below, the Advisor recommends voting proxies in a manner consistent with the Voting Guidelines.

•

To avoid material conflicts of interest, the Advisor applies the Voting Guidelines in an objective and consistent manner across client accounts. Where a material conflict of interest has been identified and the matter is covered by the Voting Guidelines, the Committee recommends voting in accordance with the Voting Guidelines. Where a conflict of interest has been identified and the matter is not covered by the Voting Guidelines, the Advisor will disclose the conflict and the Committee’s recommendation of the manner in which to vote to the Registrant’s Audit Committee.

•	The Advisor also may recommend not to vote proxies in respect of securities of any issuer if it determines that it would be in the Registrant’s overall best interests not to vote.

In all instances, the Advisor examines and analyzes the Registrant’s proxies in accordance with the Voting Guidelines. The Advisor then presents its recommendations to an executive officer of the Registrant, who either approves the Advisor’s recommendation or determines if the Registrant will vote its proxy in a different way. The Advisor retains the power to vote the Registrant’s proxies, but will not do so without instruction and approval of an executive officer of the Fund. The Advisor’s Voting Guidelines address how it will recommend voting proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, the Advisor generally will:

•	support management in most elections for directors, unless the board gives evidence of acting contrary to the best economic interests of shareholders;

•

support option plans, if it believes that they provide for their administration by disinterested parties and provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth out of the company; and

•	oppose anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

PRINCIPAL PORTFOLIO MANAGERS

As of the date of the filing of this Report on Form N-CSR, Messrs. Philippe Comby and Rudolf Millisits are primarily responsible for the management of the Registrant’s portfolio.

Mr. Comby has been a portfolio manager of the Registrant since 1999, when he joined the Advisor. Mr. Comby is a Vice President of the Registrant and a Director and Senior Vice President of the Advisor. He also is a Director and the President of Hottinger U.S., Inc., a private holding company affiliated with the Advisor, and the Chief Investment Officer and Senior Vice President of Hottinger Brothers LLC, a registered investment adviser affiliated with the Advisor. Mr. Comby has been affiliated with the Hottinger Group since 1994, providing portfolio management and client advisory services. He is a member of the New York Society of Security Analysts, a member of Global Association of Risk Professionals and a Chartered Financial Analyst.

Mr. Millisits has been a portfolio manager of the Registrant since 1994, when he joined the Advisor. Mr. Millisits is the Senior Vice President and Chief Financial Officer of the Registrant and the Chief Operating Officer, Executive Vice President and Chief Compliance Officer of the Advisor. He also is the Chairman and Chief Executive Officer of Hottinger U.S., Inc. and the President and Chief Financial Officer of Hottinger Brothers, LLC. Mr. Millisits has been affiliated with the Hottinger Group since 1993, providing portfolio management and private banking services. Prior to joining the Hottinger Group, Mr. Millisits was a portfolio manager for private clients for Credit Suisse in New York and Geneva.

PORTFOLIO MANAGEMENT

The Registrant’s portfolio managers manage multiple accounts for a diverse client base, including private clients and institutions.

Material Conflicts Related to Management of Similar Accounts. The potential for conflicts of interest exist when the Advisor or its affiliates and the portfolio managers manage other accounts that invest in securities in which the Registrant may invest or that may pursue a strategy similar to the Registrant’s strategy (collectively, “Similar Accounts”). In addition, the Registrant, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of a portfolio manager’s management of the Registrant and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the portfolio manager may be perceived as causing accounts he manages to participate in an offering to increase his overall allocation of securities in that offering, or to increase his ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the portfolio manager may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, the Registrant’s portfolio managers may be perceived to have a conflict of interest because of the number of Similar Accounts, in addition to the Registrant, that they are managing. In addition, the Advisor could be viewed as having a conflict of interest to the extent that the Advisor or its affiliates and/or the portfolio managers have a materially larger investment in a Similar Account than their investment in the Registrant.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Other Accounts Managed by the Portfolio Managers. The chart below includes information regarding the Registrant’s portfolio managers, as of December 31, 2009. Specifically, it shows the number of other portfolios and assets, including the Registrant, managed by the Registrant’s portfolio managers. Neither portfolio manager manages any accounts with respect to which the advisory fee is based on this performance of the account.

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES ($)	OTHER POOLED INVESTMENT VEHICLES ($)	OTHER ACCOUNTS ($)
Philippe Comby	1 (434 million)	0	31 (85 million)
Rudolf Millisits	1 (434 million)	0	31 (85 million)

COMPENSATION FOR THE PORTFOLIO MANAGERS

The portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Registrant may invest or pursue a strategy similar to one of the Registrant’s strategies.

During the fiscal period covered by this Report on Form N-CSR, the Registrant’s portfolio managers were compensated by a competitive salary and bonus structure, which was determined both quantitatively and qualitatively. Salary and bonus are paid in cash. The portfolio managers are compensated on the performance of the aggregate group of portfolios they manage rather than for a specific fund or account. Various factors are considered in the determination of the portfolio managers’ compensation. All of the portfolios managed by the portfolio managers are comprehensively evaluated to determine each portfolio manager’s positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce the Advisor’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas; and (v) the performance results of the portfolios managed by the portfolio managers.

Variable bonus is based on the portfolio managers’ quantitative performance as measured by their ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the portfolio manager, by comparison to predetermined benchmarks (for the Registrant, the Swiss Market Index and the Swiss Performance Index) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable), as well as performance relative to peers. The portfolio managers’ bonuses also can be influenced by subjective measurement of the managers’ ability to help others make investment decisions.

OWNERSHIP OF SECURITIES OF THE REGISTRANT

As of December 31, 2009, Mr. Comby and Mr. Millisits owned between $50,001—$100,000 and between 100,001—$200,000 of shares of common stock of the Registrant, respectively.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs

				$30,000,000
12/01/09 - 12/31/09	54,700	11.6225	54,700	29,364,245

Total	54,700	11.6225	54,700	29,364,245

On December 4, 2008, the Board announced the Fund’s stock repurchase program for 2009, pursuant to which the Board authorized the Fund to make open-market purchases of its common stock of up to 500,000 during 2009. The Fund did not repurchase any shares under this program. However, on December 23, 2009, the Fund announced a new stock repurchase program effective for the duration of 2009 and 2010. Under the new program, the Fund is authorized to make open-market repurchases of its common stock of up to $30 million. The Fund expects to repurchase its common stock when the discount to net asset value of the trading price of its common stock on the NYSE is greater than 5%, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer and the ability of the Advisor to raise cash to repurchase shares of the Fund’s common stock in a tax-efficient manner.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	The Swiss Helvetia Fund, Inc.

By (Signature and Title)*	/s/ Rudolf Millisits
Rudolf Millisits
Chief Executive Officer

Date 2/26/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Rudolf Millisits
Rudolf Millisits
Chief Executive Officer

Date 2/26/2010

By (Signature and Title)*	/s/ Rudolf Millisits
Rudolf Millisits
Chief Financial Officer

Date 2/26/2010